UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) August 18, 2005

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                  on behalf of the RAMP Series 2005-EFC3 Trust
             (Exact name of registrant as specified in its charter)


             DELAWARE               333-125485              41-1955181
 (State of Other Jurisdiction of    (Commission          (I.R.S. Employer
          Incorporation)             File Number)       Identification No.)


    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

        Filing of Computational Materials

        In connection with the proposed offering of the Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates (the "Certificates"), Series 2005-EFC3, Residential Securities Funding Corporation ("RSFC") and Credit Suisse First Boston LLC (together with RSFC, the "Underwriters"), have each prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, "Computational Materials" shall mean tables, charts and/or text displaying or describing, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 through Exhibit 99.3 are hereto attached.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
        (a)    Financial Statements. Not applicable.

        (b)    Pro Forma Financial Information. Not applicable.

        (c)    Exhibits

                      99.1 Computational Materials - RFSC

                      99.2 Computational Materials - RFSC
                      99.3 Computational Materials - RFSC


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                    By:     /s/ Joseph Orning
                                    Name:   Joseph Orning
                                    Title:  Vice President




Dated: August 18, 2005


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EXHIBIT INDEX


Exhibit No. Description of Exhibit
        99.1 Computational Materials - RFSC
        99.2 Computational Materials - RFSC
        99.2 Computational Materials - RFSC